SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Special Small Cap Value Fund (the “Fund”)

At a meeting held on February 23-25, 2026, the Board of Trustees of the Fund approved the reopening of all share classes of the Fund to new investors effective on or about March 27, 2026 (the “Reopening”).

All references to the Fund as “closed” in the Fund’s prospectus, summary prospectus and Statement of Additional Information are deleted effective upon the Reopening.

February 26, 2026	SUP0637 02-26